UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Harbor Way, 3rd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Akero Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2020. As of April 9, 2020, the record date for the Annual Meeting, there were 28,671,222 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 27, 2020: (i) to elect three directors, Andrew Cheng, M.D., Ph.D., Jane Henderson and Mark Iwicki, as Class I directors of the Company each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2023 and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class I directors as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Andrew Cheng, M.D., Ph.D.	6,062,041	2,730,694	11,528,936
Jane Henderson	5,738,204	3,054,531	11,528,936
Mark Iwicki	5,095,165	3,697,570	11,528,936

The Company’s stockholders approved to ratify the appointment of Deloitte & Touche LLP in Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
20,270,808	47,703	3,160

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

*      *       *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2020	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer